Execution Copy

November 29, 2007

RAM Energy Resources, Inc.,
5100 E. Skelly Drive, Suite 650
Tulsa, OK 74135

Ladies and Gentlemen:

          The undersigned understands that RAM Energy Resources, Inc. ("RAM") has entered into an Agreement and Plan of Merger dated October 16, 2007 (the "Merger Agreement") providing for the merger of RAM's wholly owned subsidiary Ascent Acquisition Corp. with and into Ascent Energy Inc. (the "Company") with the Company surviving as a wholly owned subsidiary of RAM (the "Merger"). The undersigned will receive shares of the common stock of RAM, par value $0.0001 (the "Common Stock"), as part of the consideration delivered pursuant to the terms and conditions set forth in the Merger Agreement and the Note Payoff and Recapitalization Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

          In consideration of, and as a condition to, the closing of the Merger Agreement and the consummation of the Merger by RAM, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of RAM, the undersigned will not, during the period commencing at the Effective Time and ending 180 days thereafter (the "Lock-Up Period"), directly or indirectly sell, offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of), more than 50% of the total shares of Common Stock issued to the undersigned at the Closing pursuant to the Merger Agreement and the Note Payoff and Recapitalization Agreement (the "Restricted Securities"); provided, however, that nothing contained herein shall prohibit (i) the exercise of warrants for the purchase of Common Stock (including the Warrants) or other acquisitions of Common Stock, and (ii) the disposition of Restricted Securities (A) by way of bona fide gifts, (B) to the direct and indirect partners, members or stockholders of the undersigned in a manner that does not constitute a "distribution" within the meaning of the Securities Act, or (C) to immediate family members of the undersigned or a trust, partnership or limited liability company for the benefit of the undersigned and/or such family members; provided, however, that in each such case in this clause (ii) it shall be a condition to such disposition that the transferee or transferees execute an agreement stating that it or they are receiving and holding such Restricted Securities subject to the provisions of this Lock-Up Letter Agreement. Notwithstanding anything to the contrary herein, the foregoing restrictions on disposition shall not apply to the Warrants or to any shares of Common Stock held or acquired by the undersigned, including shares of Common Stock issuable upon exercise of the Warrants, other than the Restricted Securities. The certificates evidencing the Restricted Securities shall bear an appropriate legend indicating that the transfer of the Restricted Securities is restricted pursuant to the terms of this Lock-Up Letter Agreement. The restrictions and obligations contained in this Lock-Up Letter Agreement shall remain applicable to any Restricted Securities that are transferred pursuant to RAM's written consent.

          In furtherance of the foregoing, RAM and its transfer agent are hereby authorized to decline to make any transfer of Restricted Securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

          ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS LOCK-UP LETTER AGREEMENT SHALL BE BROUGHT IN ANY DELAWARE STATE COURT HAVING JURISDICTION OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE. EACH OF RAM (BY ACCEPTING THIS LOCK-UP LETTER AGREEMENT) AND THE UNDERSIGNED (BY EXECUTION AND DELIVERY OF THIS LOCK-UP LETTER AGREEMENT) IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN THE COURTS REFERENCED ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          The undersigned understands that RAM will proceed with the Merger in reliance on this Lock-Up Letter Agreement. This Lock-Up Letter Agreement will terminate upon any valid termination of the Merger Agreement prior to the Effective Time.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents reasonably necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

          This Lock-Up Letter Agreement shall be governed by and construed in accordance with laws of the State of Delaware without regard to the law that might otherwise govern under applicable principles of conflicts of law.

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD. By: FS Private Investments III LLC, Manager By: Name: Title: